Supplement dated April 12, 2023 to the
Prospectus for PREMIER PLANNER
Issued by
LINCOLN BENEFIT LIFE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company.
Investment Adviser/Subadviser Name Change:
Effective immediately, the name of the Investment Adviser/Subadviser for LVIP JP Morgan Small Cap Core Fund - Standard Class has changed from Lincoln Investment Advisers Corporation to Lincoln Financial Investments Corporation.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
LBLSUP3